                                                                                                                                                             EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated August 28, 2001, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-38619, 333-36998, and 333-56726).

ARTHUR ANDERSEN LLP

Jackson, Mississippi
September 27, 2001